74039H 102

PREDICTIVE TECHNOLOGY GROUP, INC

NUMBER
xxxxxxxx

SHARES
xxxxxxxx

AUTHORIZED COMMON SHARES: 900,000,000
PAR VALUE: $0.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

One Hundred Thousand

Shares of **Predictive Technology Group, Inc** Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date: ____________________

____
SECRETARY & CHAIRMAN

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT. INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

PREDICTIVE TECHNOLOGY GROUP, INC
CORPORATE
Seal
Nevada

COUNTERSIGNED & REGISTERED
TRANSFER ONLINE, INC.
512 SE SALMON ST.
PORTLAND, OR 97214

BY: ____________________
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ______ (Cust)	Custodian ______ (Minor)
TEN ENT	- as tenants by the entireies	(UGMA) (UTMA)	under Uniform Gifts (Transfer) to Minors
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		Act ______ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

____ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________ *Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.*

Dated ______________

X______________________________

SIGNATURE GUARANTEE
(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.